Exhibit 99.1 Corporate Presentation Fourth Quarter 2021 PAGE 1

Forward Looking Statements Ventyx cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the anticipated timing of enrollment of clinical trials for Ventyx’s product candidates; the expectation that the Phase 2 clinical trial for VTX002, along with an additional Phase 3 trial, may serve as the first of two pivotal trials required for registration; the potential of Ventyx’s product candidates to address a broad range of immune-mediated diseases; the potential of CNS-penetrant NLRP3 inhibitors to treat Alzheimer’s disease, Parkinson’s disease, amyotrophic lateral sclerosis and multiple sclerosis; plans to advance Ventyx’s product candidates; and the expected timeframe for funding Ventyx’s operating plan with current cash, cash equivalents and marketable securities. The inclusion of forward-looking statements should not be regarded as a representation by Ventyx that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Ventyx’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; disruption to our operations from the ongoing global outbreak of the COVID-19 pandemic, including clinical trial delays; the Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the success of Ventyx’s clinical trials and preclinical studies for its product candidates; interim results do not necessarily predict final results and one or more of the outcomes may materially change as the trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Ventyx’s ability to obtain and maintain intellectual property protection for its product candidates; Ventyx may use its capital resources sooner than it expects; and other risks described in the Company’s prior communications and the Company’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s final prospectus filed pursuant to Rule 424(b)(4) on October 21, 2021, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Ventyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our products include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reliable, such assumptions have not been verified by any third party. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks in this presentation are the property of their respective owners and used for informational and education purposes only. PAGE 2

COMPANY VTX958 PHASE 1 VTX002 PHASE 2 READY VTX2735 PHASE 1 CNS NLRP3 PRECLINICAL SUMMARY MILESTONES & HIGHLIGHTS PAGE 3

Our Leadership Team Raju Mohan, PhD CHIEF EXECUTIVE OFFICER, FOUNDER Sheila Gujrathi, MD Aaron Royston, MD EXECUTIVE CHAIR, VENTYX MANAGING PARTNER, VENBIO Jigar Choksey Martin Auster, MD Chris Krueger, JD Somu Subramaniam PRINCIPAL, THIRD POINT CHIEF FINANCIAL OFFICER CHIEF BUSINESS OFFICER MANAGING PARTNER, NEW SCIENCE VENTURES Richard Gaster, MD, PhD MANAGING PARTNER, VENBIO William White CHIEF FINANCIAL OFFICER, John Nuss, PhD Jörn Drappa, MD, PhD Raju Mohan, PhD AKERO THERAPEUTICS CHIEF SCIENTIFIC OFFICER CHIEF MEDICAL OFFICER CHIEF EXECUTIVE OFFICER, VENTYX PAGE 4

Our Mission: To become a Leading Immunology Company continue to generate candidates allow us to own 100% and a deep pipeline of preclinical with potential to address commercial rights to our entire programs that target immune- diseases with high unmet need portfolio with long patent lives for mediated and inflammatory all product candidates disease indications PAGE 5

Broad Pipeline of Candidates With Multiple Near-Term Catalysts TARGET PROGRAM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NEXT ANTICIPATED MILESTONES Complete Phase 1 MAD H1 2022 TYK2 VTX958 Initiate Phase 2 POC trial(s) H2 2022 Potential indications include psoriasis, psoriatic arthritis, Crohn’s disease and others Initiate Phase 2 trial Q4 2021 S1P1R VTX002 Report topline Phase 2 data 2023 Ulcerative Colitis Complete Phase 1 H1 2022 NLRP3 VTX2735 Peripheral Initiate Phase 2 POC trial(s) H2 2022 Potential indications include cardiovascular, hepatic, renal, and rheumatologic diseases Select lead candidate Q4 2021 NLRP3 Discovery CNS-penetrant File IND H2 2022 Neuroinflammatory diseases PAGE 6

COMPANY TEAM, INVESTORS, & PIPELINE VTX958 VTX002 PHASE 2 READY VTX2735 PHASE 1 Orally Bioavailable, CNS NLRP3 Selective Allosteric PRECLINICAL Inhibitor of TYK2 SUMMARY MILESTONES & HIGHLIGHTS PAGE 7

VTX958 Program Summary

Allosteric, selective TYK2 inhibitor

Potentially Differentiated TYK2 Inhibitor

- Selective, **allosteric** TYK2 inhibitor
- TYK2 functional selectivity can potentially differentiate clinical profile vs. less selective TYK2 inhibitors

Clinically Validated Target

- Well established clinical efficacy in psoriasis, IBD and psoriatic arthritis with biologics targeting IL-12/IL-23 and IL-23* pathways
- These pathways also the target of allosteric TYK2 inhibitors
- Phase 3 PoC in psoriasis has been demonstrated** by BMS' allosteric TYK2 inhibitor deucravacitinib

Deucravacitinib in Phase 2/3 for Crohn's disease, psoriatic arthritis, lupus

Large Addressable Markets

- Multiple autoimmune disorders in dermatology, IBD, renal and rheumatology total $45B WW

*Includes approved drugs Stelara™ (JNJ), Tremfya® (JNJ), Skyrizi™(ABBV), Ilumya™ (Sun Pharma) and others in late-stage development (mirikizumab (LLY), brazikumab (AZN)
**Deucravacitinib efficacy reported on 16-week primary endpoint of PASI-75 (75% reduction of psoriasis affected area and severity) at AAD '21; $p<0.0001$ vs placebo and Otezla® in POETYK-1; $p=0.0003$ vs. Otezla in POETYK-2; See slide 14 for more detail on $45B worldwide market

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Allosteric Inhibitor VTX958 Binds Selectively to the TYK2 JH2 Domain



Inactive
Active
IL-12,
IL-23, IFNα
Inhibited
TYK2
VTX958
JH2
JH1

Targeting the *JH2* ***(allosteric)*** *domain* of TYK2 affords **TYK2** inhibitors with selectivity against other JAK isoforms

Structural domains in the JAK/TYK2 family

FERM/SH2 Receptor interaction

JH2 **Allosteric Domain**
Much less conserved amongst the JAK family with structurally distinct binding pockets

JH1 Kinase Domain
Highly conserved and inhibitors targeting the kinase domain have poor selectivity

ATP Binding to JH1 allows phosphorylation of substrates

Features of VTX958 JH2 allosteric inhibition

- **Selectivity** for TYK2 JH2 vs. JAK1 JH2 domain (>4,000 X)
- **No** binding to JAK2/3 JH2 domains
- **No** binding to TYK2 kinase JH1 **and**
- **No kinase enzyme inhibition of any JAK family member**

Selective TYK2 Inhibitor

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VTX958 More Selective than Deucravacitinib for TYK2 JH2 Domain

Targeting JH2 domain selectively inhibits TYK2 pathways (IL-12, IL-23, IFNα) while avoiding the JAK1/2/3 pathways

	DEUCRAVACITINIB	VTX958
TYK2-JH2 Binding K_d	0.009 nM	**0.058 nM**
JAK1-JH2 Binding K_d	0.43 nM	**240 nM**
Selectivity (fold)	48	**>4,000**


IFNα/β
IL-12/23
JAK1
TYK2
JAK2
TYK2

TYK2 essential signaling pathways


IL-2, IL-4
IL-13, IL-15
IFNγ
IL-10,IL-22
IL-6
JAK1
JAK3
JAK1
JAK2
JAK1
other JAK

JAK1 dependent signaling pathways

Source: Ventyx internal data

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VTX958 Selectively Targets IL-12, IL-23 and IFNa Proinflammatory Innate & Th1/Th17 Cytokines Psoriasis Patient PBMC Selective and potent IL-23 IFNα IL-12 Drug Potent activity IC (nM) IC (nM) 50 IC (nM) 50 50 inhibition of IL-12/23 and against IL-23, a Type I interferon axis VTX958 35 5 12 key cytokine allows targeting pathways implicated in deucravacitinib 10 10 5 driving immune-mediated psoriasis and other diseases indications Broad therapeutic Pleiotropic Cytokines with Protective Functions window with VTX958 may allow IL-22 IL-10 IFNγ IL-4 IL-6 Drug for higher IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) 50 50 50 50 50 exposures in Lack of inhibition of IL-6, VTX958 >10,000 >10,000 >10,000 >10,000 >10,000 Phase 2/Phase 3 IL-10 and other protective studies cytokines may avoid deucravacitinib 114 20 350 249 464 potential AEs associated with less selective inhibitors Source: Ventyx internal data; conducted in peripheral blood mononuclear cells (PBMC) PAGE 11

VTX958 Phase 1 SAD Results Support Clinical Advancement Well-tolerated across all No dose-saturation observed; PK Dose-dependent VTX958-mediated effect on cohorts; all AEs observed and absorption profiles suggest continued TYK2 signaling observed in both in vivo were mild and not dose- or absorption throughout GI tract gene expression studies and ex vivo time-of-dose dependent stimulation assays NOTE: SAD = single ascending dose; AE= adverse event; dose-related exposures are observed at all doses PAGE 12

VTX958 Clinical Development Plan

Phase 1 SAD
- All 7 cohorts completed
- Safety and exposure data allow exploration of high exposure multiples in MAD trial

DOSING COMPLETE

Phase 1 MAD
- Explore safety and exposure data on repeat dosing
- Elucidate PD profile with multiple dose exposure across therapeutic range
- Select Phase 2 doses

INITATED DOSING Q4 2021

Phase 1 MAD
Complete Trial

H1 2022

Phase 2 PoC
Initial Phase 2 trial in moderate-to-severe **psoriasis** patients

TYK2 inhibition is a de-risked mechanism for treatment of psoriasis

H2 2022

Phase 2 PoC
Phase 2 trials planned in **additional indications (psoriatic arthritis, Crohn's disease and others)**

VTX958's selectivity may allow for differentiation in multiple indications

H2 2022

CMC & Toxicology
- Chronic toxicology studies in process to support Phase 2/3 trials
- Solid oral dose form developed for Phase 2/3 trials

Planning
Additional Phase 2 trials

NOTE: SAD = single ascending dose; MAD = multiple ascending dose; PoC = proof-of-concept

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Commercial Potential in Large Well-Established Markets

INDICATION*	PATIENTS IN THE U.S.	GLOBAL DRUG REVENUE* (2020)	TARGET POPULATION
Psoriasis *Dermatology*	~8M	~$20B	25-30% MODERATE-TO-SEVERE
Crohn's disease *IBD*	~700K	~$13B	30-40% MODERATE-TO-SEVERE
Ulcerative colitis *IBD*	~1M	~$7B	30-40% MODERATE-TO-SEVERE
Psoriatic arthritis *Rheumatology*	~1M	~$4B	40-60% MODERATE-TO-SEVERE
SLE *Rheumatology*	Up to 500K	~$1B	

Sources: Evaluate Pharma, Company Estimates, Wall Street Research

**Global drug revenue refers to the total market across all severity levels*

*Notes: SLE = systemic lupus erythematosus; *Group of indications based on current mid/late-stage trials for BMS's allosteric TYK2 inhibitor deucravacitinib; global commercial sales totaled $10.65B for biologics targeting IL-12/23 and IL-23 in 2020*

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Psoriasis and Psoriatic Arthritis

Commercial Snapshot

Psoriasis Commercial Opportunity

- ~8M patients in U.S.
- 25-30% are moderate-to-severe
- U.S. biologic penetration ~15-20%
- Total treated U.S. moderate-severe population ~1.2m*
- Global revenue of psoriasis drugs **~$20B in 2020**

Psoriatic Arthritis Opportunity

- ~1M patients in U.S.
- Up to ~40-60% are moderate-to-severe
- Total treated U.S. moderate-severe population ~500k*
- Global revenue of PsA drugs **~$4B in 2020**

Leading Branded Drugs in the $20B Worldwide Psoriasis Market


Other, 12%
Skyrizi (ABBV), 8%
Cosentyx (NVS), 15%
Humira (ABBV), 17%
Taltz (LLY), 7%
Otezla (AMGN), 9%
Tremfya (JNJ), 7%
Stelara (JNJ), 24%

Key Takeaways

- Significant share shift in recent years from anti-TNF agents to newer biologics (anti-IL-23, IL-12/23 and anti-IL-17s antibodies)
- Despite limitations, Otezla had $2.2B in 2020 sales and is the only major oral player in these markets
- TYK2 de-risked in both indications by deucravacitinib
  - Psoriasis: Phase 3 trial 6mg QD dose was statistically superior vs. Otezla*
  - PsA Phase 2 data showed stat. significant ACR20 and ACR50 scores vs pbo^; now in Phase 3 trials at 6mg QD dosing

*Sources: Evaluate Pharma, Company Estimates, Wall Street Research; *BMS AAD 2021 Presentation; PsA=psoriatic arthritis; *BMS deucravacitinib: 54-59% responses on PASI75 at 16 weeks achieved statistically significant results vs. apremilast control*

^6/12mg ACR20: 53/63% vs 32%; ACR50: 24/33% vs 11%

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Crohn's Disease

Commercial Snapshot

Crohn's Disease (IBD) Commercial Opportunity

- ~700k+ Crohn's disease patients in U.S.
- 30-40+% are moderate-to-severe
- U.S. biologic penetration ~35-40%
- Global revenue of Crohn's disease drugs ~$13B in 2020

2020 Market Share of Leading Branded Drugs in the $13B WW Crohn's Disease Market



Other, 5%
Stelara (JNJ), 21%
Entyvio (TAK), 15%
Cimzia (UCB), 4%
Remicade (JNJ), 17%
Humira (ABBV), 39%

Key Takeaways

- ~$13B market dominated by parenteral biologic therapies
- Share trends have favored Stelara (anti-IL-12/23) with more selective anti-IL-23 biologics (i.e. Skyrizi) producing positive Phase 3 data
- Dosing of IL-23 targeting biologics in CD may be as great as 3-4x dosing in dermatology indications
- Biologics targeting anti-IL12/23 and anti-IL23 provide rationale for TYK2 inhibitor development; higher selectivity may yield wider therapeutic index, potentially supporting differentiation

Sources: Evaluate Pharma, Company estimates, Wall Street research, BMS AAD 2021 Presentation; Skyrizi label dosing for psoriasis/PsA vs. Phase 3 Crohn's dosing regimen

Confidential
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COMPANY TEAM, INVESTORS, & PIPELINE VTX958 PHASE 1 VTX002 VTX2735 PHASE 1 Peripherally Restricted S1P1R CNS NLRP3 Modulator with Potential for Treatment PRECLINICAL of Ulcerative Colitis SUMMARY MILESTONES & HIGHLIGHTS PAGE 17

VTX002 Program Summary • Selective S1P1R modulator • S1P1R modulators approved for • Ulcerative colitis is lead MS and UC with clinical trials indication totaling up to $7B in • Differentiated on key parameters ongoing in other indications worldwide revenue • Demonstrated pharmacodynamic • BMS’ ozanimod approved for activity in Phase 1 trial UC in May 2021 • Pursuing clinical development plan in both treatment-naïve and biologic-experienced patients PAGE 18

VTX002 Differentiates on Multiple Key Parameters vs. Competitors

Potential for Differentiated Clinical Profile in UC Patients
Sustained lymphocyte reduction up to 65% across multiple doses in MAD trial

Safety Profile
No SAEs, elevated LFTs, abnormal PFTs or macular edema

No Drug-Drug Interactions
No CYP inhibition; no food effect; favorable profile for patients with co-morbidities

Fast Onset of Action Faster Lymphocyte Recovery
No long-acting circulating metabolites
Optimal half life (t~20h)

Ability to Dose Titrate
Potential to avoid first-dose cardiac monitoring in label

Peripherally Restricted
Very low CNS penetration; not a repurposed MS drug; potential to avoid macular edema

Notes: SAE=significant adverse event; MAD=multiple ascending dose

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Phase 1 MAD Results: Dose-Dependent Exposure and Lymphocyte Reduction 0 -20 -40 -60 ****p< 0.0001 **** **** **** **** **** **** **** **** -80 Placebo 2 mg 10 mg 20 mg 35 mg 45 mg • T of ~20 hours 1/2 • Demonstrated consistent, sustained reduction of lymphocytes up to 65% across multiple dose groups • Dose-proportionate exposure after single and multiple doses of VTX002 with steady-state reached after 4 to 7 days of target-dose exposure Source: NEJM (2016), Gastroenterology (2020) *Ph2 UC ALC reduction from baseline: 1mg ozanimod (49%), 2mg etrasimod (40%) PAGE 20 Placebo 2 mg 10 mg 20 mg 35 mg 45 mg Absolute Lymphocyte Count % Change from Baseline (Mean ± SD)

Phase 2 Trial in Moderate-to-Severe Ulcerative Colitis Patients N=180; 1:1:1 Powered for primary endpoint of clinical 13-Week Induction Treatment 39-Week, Open-Label Extension Treatment (7-day titration + 12 weeks placebo/target dose) 7-day titration + 38 weeks 60 mg dose remission 39 weeks Yes VTX002 60 mg VTX002 60 mg Trial may serve as the Week 13 first of two pivotal trials VTX002 30 mg R 13 weeks Week 26 26 weeks required for registration Yes R VTX002 60 mg VTX002 60 mg Placebo No 13 weeks Week 1 Week 52 No Discontinuation Week 13 Primary Endpoint Clinical Remission Week 26 Symptomatic Response Note: Phase 2 tablet doses of 30mg and 60mg provide comparable VTX002 exposure as Phase 1 suspension doses of 20mg and 40mg, respectively PAGE 21

Underpenetrated Market for Biologic Refractory Patients

- Existing agents leave room for new treatments
- Novel oral agents may expand penetrance of treated moderate-to-severe UC population beyond current ~25-30%
- S1P well positioned to emerge as leading oral therapeutic class based on its attractive class efficacy/safety profile



Addressable UC Patient Population in US
~1M
UC PATIENTS
300K+
MODERATE-TO-SEVERE UC PATIENTS
~100K
BIOLOGIC-TREATED PATIENTS
Biologic-experienced patients
NOT IN REMISSION
>50K
VTX002
TARGET POPULATION

PAGE 22

COMPANY TEAM, INVESTORS, & PIPELINE VTX958 PHASE 1 VTX002 PHASE 2 READY VTX2735 CNS NLRP3 Selective NLRP3 Inflammasome Inhibitors for Systemic and CNS Indications SUMMARY MILESTONES & HIGHLIGHTS PAGE 23

Rationale for Targeting the NLRP3 Inflammasome • The NLRP3 inflammasome can • Gain-of-function mutations in the become overactive in the presence of NLRP3 gene, associated with • IL-1β signaling, downstream of persistent tissue damage or crystal certain severe orphan inflammatory inflammasome activation, is a deposits diseases, are classified as clinically-validated, anti- cyropyrin-associated periodic inflammatory target with biologics • Inflammasome activation results in syndromes (CAPS) release of IL-1β & IL-18 recruiting • Ilaris® ($873M sales in 2020) neutrophils and driving Th17 response approved for CAPS and other orphan periodic fever syndromes • This leads to pyroptosis and further tissue damage NLRP3 = NOD-like receptor family, pyrin domain-containing protein 3; IL-1β = interleukin-1β PAGE 24

NLRP3 Inhibitor Program Summary • Selective NLRP3 inhibitor • Currently in late-stage lead optimization • Well tolerated in GLP safety and tox assessment • Selective compounds generated with high CNS bioavailability • Phase 1 dosing initiated in Q4 2021 • Novel and proprietary lead series • High oral bioavailability in non-clinical PK studies • Potential to be first, truly CNS-directed • PD activity demonstrated in animal models NLRP3 inhibitor in clinic PAGE 25

VTX2735 is a Selective & Orally Bioavailable NLRP3 Inhibitor IV Clearance: 1.6 mL/min/kg; Oral Bioavailability: 80% IL-1ß VTX2735 IC (nM) 50 human 2 On monocytes Target human 48 whole blood AIM2 >10000 Off NLRC4 >10000 Target NF-kb >10000 • Well-tolerated preclinically in IND-enabling GLP studies • Oral bioavailability (80%) in NHP and dose-proportional exposure that predicts potential for wide safety margins based on PK/PD modeling MCC950 is an NLRP3 inhibitor and a control compound used in in vitro and in vivo studies PAGE 26

VTX2735 Has Broad Activity Against Multiple NLRP3 Mutations

Potential for Differentiation in CAPS Setting*

What is CAPS?

An ultra-orphan auto-inflammatory disease caused by various mutations in NLRP3 and characterized by inappropriate release of IL-1β and symptoms of recurrent systemic inflammation

Key Takeaway

VTX2735 blood assay data from CAPS patients suggest inhibitory activity across several mutations: FCAS, MWS and NOMID subset of CAPS patients

IC_{50} in blood monocyte assay (nM)

75% of all CAPS patients In North America (FCAS1, FCAS2, FCAS3)

MOST SEVERE (NOMID)

CPD	CHALLENGE	FCAS1 L353P	FCAS2 (L353P)	FCAS3 (L353P)	FCAS4 A439V/G564R	FCAS.MWS E525K/V198M	NOMID F309Y
VTX2735	LPS	117	56	166	14	24	17
MCC950	LPS	>10K	>10K	>10K	1,264	>10K	>10K

*Source: UCSD (Dr. Hal Hoffman's lab); CAPS=Cryopyrin-Associated Periodic Syndromes

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NLRP3 Program Clinical Development Plan Initiate Phase 2 Indication to be disclosed Healthy volunteers COMPLETE September 2021 Q4 Q4 2 20 02 21 1 2022 PERIPHERALLY-RESTRICTED Select Lead Candidate Potential indications include Parkinson’s, Alzheimer’s, etc. Q4 2021 PAGE 28

Our Comprehensive NLRP3 Portfolio Targets a Broad Range of Major Inflammatory Diseases CNS-directed NLRP3 inhibitors are Peripheral NLRP3 inhibitors are Alzheimers’ Disease Cardiovascular designed to treat a range of neuro- designed to treat cardiovascular, degenerative disorders, such as rheumatic, fibrotic and rare Rheumatic Parkinson’s Disease Alzheimer’s and Parkinson’s disease genetic diseases Fibrotic Diseases ALS Rare Genetic NLRP3 Diseases Tissue-specific NLRP3 inhibitors are designed to treat conditions associated with site-specific Fibrotic Lung Disease inflammation, such as IBD, pulmonary and Liver Disease dermatologic diseases Skin Diseases PAGE 29

COMPANY TEAM, INVESTORS, & PIPELINE VTX958 PHASE 1 VTX002 PHASE 2 READY VTX2735 PHASE 1 CNS NLRP3 PRECLINICAL SUMMARY PAGE 30

Projected Catalysts Over Next 24 Months PROGRAMS H1’2021 H2’2021 H1’2022 H2’2022 2023 Phase 1 MAD Phase 2 in Multiple Indications* Phase 1 SAD Allosteric TYK2 inhibitor addressing a broad range of autoimmune disorders VTX002 Phase 2 Ulcerative Colitis 13-Week Induction Selective S1P1R modulator targeting UC and other immune disorders VTX2735 Phase 2 PoC Initiation IND-enabling Phase 1 SAD/MAD Peripheral NLRP3 inflammasome inhibitor for multiple inflammatory and immune conditions VTX CNS Phase 1 SAD/MAD** Candidate Selection IND-enabling CNS-directed NLRP3 inflammasome inhibitor for neurodegenerative diseases *Following completion of our Phase 1 trial, we intend to initiate Phase 2 PoC trials in psoriasis, psoriatic arthritis, Crohn’s disease and potentially other indications ** Following regulatory acceptance of planned H2 2022 IND filing, we intend to initiate and conduct a Phase 1 SAD/MAD trial in healthy volunteers PAGE 31

Investment Highlights Over $339 million raised from Multiple selective, oral, dedicated biotech small molecule product Our portfolio can address I&I Internal R&D engine investors candidate portfolio: markets, such as psoriasis, designed to generate Cash balance of IBD, and other indications candidates to address • VTX958: allosteric TYK2 $142M as of inhibitor for multiple autoimmune and Opportunity to disrupt existing September 30, 2021* autoimmune indications inflammatory diseases with markets dominated by biologics • VTX002: peripherally- high unmet need with varying degrees of efficacy restricted S1P1R modulator and safety in order to: 100% commercial rights for ulcerative colitis ü Capture refractory patients to entire portfolio; long • VTX2735: a peripheral patent life for all product ü Expand market share of NLRP3 inhibitor for multiple candidates moderate-to-severe patient autoimmune indications, and populations with patient-friendly CNS-targeted NLRP3 oral therapy inhibitors *Not including gross proceeds of $174M raised in October 2021 IPO PAGE 32

Contact us for additional information: ir@ventyxbio.com Ventyx Biosciences, Inc. 662 Encinitas Boulevard, Suite 250 Encinitas, CA 92024 PAGE 33